       As filed with the Securities and Exchange Commission on October 14, 1999,
                                                    Registration No. 333-______.
--------------------------------------------------------------------------------
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            FIELDWORKS, INCORPORATED
             (Exact name of registrant as specified in its charter)

         Minnesota                                             41-1731723
(State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                          Identification No.)

                               7631 Anagram Drive
                          Eden Prairie, Minnesota 55344
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (612) 974-7000
              (Registrant's telephone number, including area code)

                     FIELDWORKS, INCORORATED 1994 LONG-TERM
                         INCENTIVE AND STOCK OPTION PLAN
                            (Full title of the plan)

                                  David G. Mell
                             Chief Executive Officer
                            FIELDWORKS, INCORPORATED
                               7631 Anagram Drive
                             Eden Prairie, MN 55344
                     (Name and address of agent for service)

                                 (612) 974-7000
          (Telephone number, including area code, or agent for service)

                         CALCULATION OF REGISTRATION FEE
================================================================================
                                        Proposed     Proposed
Title of                                maximum      maximum
securities            Amount            offering     aggregate      Amount of
to be                 to be             price per    offering       registration
registered            registered        share (1)    price(1)       fee
--------------------------------------------------------------------------------
Common Stock
($.001 par value)     500,000 shares    1.375        $687,500        $192
================================================================================
(1) Estimated solely for the purpose of calculating the registration fee. Pursuant to Rule 457 (h) (1), the proposed maximum aggregate offering price are based upon the average of the high and low prices for the Common Stock as reported on the Nasdaq National Market System on October 7, 1999.

--------------------------------------------------------------------------------
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Pursuant to General Instruction E of the General Instructions to Form S-8, this
Registration Statement incorporates by reference the Registrant's Registration Statements on Form S-8 (File Nos. 333-26297 and 333-65379), which relate to the issuance and sale from time to time of an aggregate up to 2,300,000 shares of the Registrant's Common Stock upon the exercise of options and other awards granted under the Registrant's 1994 Long-Term Incentive and Stock Option Plan and 1996 Directors' Stock Option Plan.



                                    PART II.

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.  Exhibits.

Exhibit        Description
-------        -----------
4.1            Second Amended and Restated Articles of Incorporation
               (incorporated by reference to Exhibit 3.2 to the Registrant's
               Registration Statement on Form S-1, Registration No. 333-18335).

4.2            Second Amended and Restated Bylaws (incorporated by reference to
               Exhibit 3.4 to the Registrant's Registration Statement on Form S-1, Registration No. 333-18335)

5.1            Opinion and Consent of Dorsey & Whitney LLP (filed herewith).

23.1           Consent of Arthur Andersen LLP (filed herewith).

23.2           Consent of Dorsey & Whitney LLP (included in Exhibit 5.1).

                                       -2-
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eden Prairie, State of Minnesota, on the 14th day of October, 1999.

                                             FieldWorks, Incorporated

                                             By:  /s/ David G. Mell
                                                -----------------------------
                                                      David G. Mell
                                                      Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 14th day of October, 1999.

         Signature                                Title
         ---------                                -----

/s/ David G. Mell             Chief Executive Officer, President and Director
-------------------------     --------------------------------------------------
David G. Mell                 (principal executive officer)


/s/ Karen L. Engebretson      Chief Financial Officer, Vice President of Finance
-------------------------     --------------------------------------------------
Karen L. Engebretson          (principal financial and accounting officer)


/s/ David C. Malmberg         Chairman of the Board of Directors
-------------------------     --------------------------------------------------
David C. Malmberg


/s/ Gary J. Beeman            Director
-------------------------     --------------------------------------------------
Gary J. Beeman


/s/ James A. Bernards         Director
-------------------------     --------------------------------------------------
James A. Bernards


/s/ Robert W. Heller          Director
-------------------------     --------------------------------------------------
Robert W. Heller


/s/ Robert C. Szymborski      Director
-------------------------     --------------------------------------------------
Robert C. Szymborski


/s/ Richard J. York           Director
-------------------------     --------------------------------------------------
Richard J. York
                                       -3-
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                                  EXHIBIT INDEX

Exhibit       Description
-------       -----------
4.1           Second Amended and Restated Articles of Incorporation
              (incorporated by reference to Exhibit 3.2 to the Registrant's
              Registration Statement on Form S-1, Registration No.
              333-18335).

4.2 Second Amended and Restated Bylaws (incorporated by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1, Registration No333-18335)

5.1           Opinion and Consent of Dorsey & Whitney LLP (filed herewith).

23.1          Consent of Arthur Andersen LLP (filed herewith).

23.2          Consent of Dorsey & Whitney LLP (included in Exhibit 5.1).